                                                                     Exhibit 4.0

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                                                      CUSIP. NO. 516507 10 0

      NUMBER                                                SHARES
      3044
    ----------                                            ----------
              [LOGO OF LANSTAR SEMICONDUCTOR, INC. APPEARS HERE]

                        AUTHORIZED: 50,000,000 SHARES
                                $.001 PAR VALUE

THIS CERTIFIES THAT

                                               SPECIMEN

IS THE RECORD HOLDER OF

                          LANSTAR SEMICONDUCTOR, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


[SIGNATURE APPEARS HERE]                                [SIGNATURE APPEARS HERE]
------------------------                                ------------------------
       SECRETARY                                               PRESIDENT

               [SEAL OF LANSTAR SEMICONDUCTER,INC. APPEARS HERE]

INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 64117

     COUNTERSIGNED & REGISTERED
                               -------------------------------------------------
                               COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF GIFT MIN ACT - Custodian
          (Cust)              (Minor)
          under Uniform Gifts to Minors
          Act..........................
                (State)

    Additional abbreviations may also be used though not in the above list.


        For Value Received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                        Shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


                                                                      Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------------


                  --------------------------------------------------------------
                  NOTICE: THE SIGNATURE TO THIS APPLICANT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.